UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2009

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231 - 1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 24, 2009, Radian Group Inc. (the “Company”) issued a news release announcing its financial results for the quarter and year ended December 31, 2008. A copy of this news release is furnished as Exhibit 99.1 to this report. The Company has also updated its description of the factors that it currently believes could reasonably be expected to affect its business. This description is furnished as Exhibit 99.2 to this report.

The information included in, or furnished with, this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1*	Radian Group Inc. News Release dated February 24, 2009.

99.2*	Risk Factor Description.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: February 24, 2009	By:	/s/ C. Robert Quint
C. Robert Quint
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Radian Group Inc. News Release dated February 24, 2009.

99.2*	Risk Factor Description.

*	Furnished herewith.